EXHIBIT (a)(3)


                         NOTICE OF GUARANTEED DELIVERY

                                 in respect of

                           Offer to Purchase for Cash

                     All Outstanding Shares of Common Stock

                                       of

                             Comair Holdings, Inc.

                                       at

                              $23.50 Net Per Share

                                       by

                              Kentucky Sub, Inc.,

                     a wholly owned, indirect subsidiary of

                             Delta Air Lines, Inc.

     This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if the shares of common stock, no par value, of Comair Holdings, Inc. and all other documents required by the Letter of Transmittal cannot be delivered to the Depositary by the expiration of the Offer. Such form may be delivered by hand or facsimile transmission or mail to the Depositary. See the section of the Offer to Purchase entitled "Procedures for Accepting the Offer and Tendering Shares."

                To: Harris Trust Company of New York, Depositary

        By Mail:                   Facsimile:        By Hand/Overnight Delivery:
Wall Street Station             (212) 701-7636              Receive Window
P.O. Box 1023                                             Wall Street Plaza
New York, NY 10268-1023                               88 Pine Street, 19th Floor
                                                          New York, NY 10005

                           For Information Telephone:
                                 (212) 701-7624

Ladies and Gentlemen:

     The undersigned hereby tenders to Kentucky Sub, Inc., a Kentucky corporation ("Kentucky Sub") and a wholly owned, indirect subsidiary of Delta Air Lines, Inc., upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 22, 1999 and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, __________________ shares of common stock, no par value (the "Shares"), of Comair Holdings, Inc., a Kentucky corporation, pursuant to the guaranteed delivery procedure set forth in the section of the Offer to Purchase entitled "Procedures for Accepting the Offer and Tendering Shares."

     Certificate Nos. (if available)                     SIGN HERE

-----------------------------------------    -----------------------------------
                                                        Signature(s)

-----------------------------------------    -----------------------------------
                                                  (Name(s)) (Please Print)

If Shares will be tendered by book-entry
transfer:                                    -----------------------------------
                                                         (Address)
Name of Tendering Institution:

-----------------------------------------    -----------------------------------
                                                  (City, State and Zip Code)

Account No. at The Depository Trust
Company:

-----------------------------------------    -----------------------------------
                                                 (Area Code and Telephone No.)

                                   GUARANTEE

                    (Not to be used for signature guarantee)

     The undersigned, a firm which is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, guarantees (a) that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Shares complies with Rule 14e-4 and (c) to deliver to the Depositary the Shares tendered hereby, together with a properly completed and duly executed Letter(s) of Transmittal (or facsimile(s) thereof) or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry delivery and any other required documents, all within three Nasdaq National Market System trading days of the date hereof.


               --------------------------------------------------
                                 (Name of Firm)

               --------------------------------------------------
                             (Authorized Signature)

               --------------------------------------------------
                             (Name) (Please Print)

               --------------------------------------------------
                                   (Address)

               --------------------------------------------------
                           (City, State and Zip Code)

               --------------------------------------------------
                         (Area Code and Telephone No.)


Dated:                      , 1999.
      ----------------------




                                       3